Exhibit 99

News Release

Contacts:

Investors:	Brad Milsaps
investors@truist.com

Media:	Shelley Miller
media@truist.com

Truist Announces New $10B Common Stock Repurchase Program

CHARLOTTE, N.C., (December 16, 2025) – Truist Financial Corporation (NYSE: TFC) today announced that its Board of Directors has authorized a new share-repurchase program of up to $10 billion of the company’s outstanding common stock. The authorization is effective immediately and does not have an expiration date.

This authorization replaces the prior share-repurchase program, which had approximately $1.5 billion in common stock repurchases remaining, and reflects Truist’s ongoing commitment to delivering long-term value to shareholders while maintaining strong capital levels to support clients and communities.

Repurchases under this program may be made from time to time through open market purchases, privately negotiated transactions, or other means, including through Rule 10b5-1 plans and other programs, at the discretion of management and on terms (including quantity, timing, and price) that management determines to be advisable. Actions in connection with the share-repurchase program will be subject to various factors, including Truist’s capital and liquidity positions and related internal frameworks, accounting and regulatory considerations (including any changes to capital, liquidity, and other regulatory requirements that may be proposed or adopted by the U.S. banking agencies), Truist’s financial and operational performance, alternative uses of capital, the trading price of Truist’s common stock, and general market conditions. The share-repurchase program does not obligate Truist to acquire a specific dollar amount or number of shares and may be modified or discontinued at any time.

About Truist

Truist Financial Corporation is a purpose-driven financial services company committed to inspiring and building better lives and communities. Headquartered in Charlotte, North Carolina, Truist has leading market share in many of the high-growth markets in the U.S. and offers a wide range of products and services through wholesale and consumer businesses, including consumer and small business banking, commercial and corporate banking, investment banking and capital markets, wealth management, payments, and specialized lending businesses. Truist is a top-10 commercial bank with total assets of $544 billion as of September 30, 2025. Truist Bank, Member FDIC. Learn more at Truist.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” In particular, forward-looking statements by Truist include statements Truist makes about future share repurchases, its commitment to delivering long-term value to shareholders, and its ability to maintain strong capital levels. Forward-looking statements convey Truist’s expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond Truist’s control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, and results may differ materially from those set forth in any forward-looking statement. While no list of assumptions, risks, and uncertainties could be complete, some of the factors that may cause actual results or other future events or circumstances to differ from those in Truist’s forward-looking statements include the risks and uncertainties more fully discussed in Part I, Item 1A (Risk Factors) in Truist’s most recently filed Annual Report on Form 10-K and in Truist’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statement made by Truist or on its behalf speaks only as of the date that it was made. Truist does not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that Truist may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, or Current Report on Form 8-K.